SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  March 17, 1998


                         FREEPORT-McMoRan COPPER & GOLD INC.


            Delaware                  1-9916                 74-2480931

         (State or other            (Commission          (IRS Empoyer
          jurisdiction of            File Number)         Identification
          incorporation or                                Number)
          organization)


                                 1615 Poydras Street
                            New Orleans, Louisiana  70112

   Registrant's telephone number, including area code:  (504) 582-4000




          Item 7.  Financial Statements and Exhibits.


          Exhibit 99.1 contains portions of Freeport-McMoRan Copper & Gold Inc.'s 1997 Annual Report to stockholders.






                                      SIGNATURE



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FREEPORT-McMoRan COPPER & GOLD INC.


                                        By:  /s/ C. Donald Whitmire
                                             ------------------------------
                                                  C. Donald Whitmire
                                             Vice President and
                                             Controller - Financial Reporting
                                                (authorized signatory and
                                               Principal Accounting Officer)

          Date:  March 17, 1998